SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 29, 2002
                        (date of earliest event reported)

              Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates Series 2002-9

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   333-77054             13-3320910
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(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
       Incorporation)                File Number)        Identification No.)

                                11 Madison Avenue
                            New York, New York 10010
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

          Registrant's telephone number, including area code (212) 325-2000

Item 5.  Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9.

     In connection with the offering of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

     The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated March 29, 2002.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  filed on Form SE dated March 29, 2002.

                                   SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 29, 2002.

                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.



                                            By:  /s/ Steven Warjanka
                                                 -------------------
                                                 Name: Steven Warjanka
                                                 Title:  Vice President

Exhibit Index
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Exhibit                                                                    Page
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99.1              Computational Materials
                  filed on Form SE dated March 29, 2002